SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     ss. 240.14a-12


                    Franchise Finance Corporation of America
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

            [LETTERHEAD OF FRANCHISE FINANCE CORPORATION OF AMERICA]

               --------------------------------------------------

                          NOTICE OF 2001 ANNUAL MEETING
                               AND PROXY STATEMENT

                            ANNUAL MEETING TO BE HELD
                                   MAY 9, 2001

               --------------------------------------------------

DEAR SHAREHOLDER:

     On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Shareholders of Franchise Finance Corporation of America to be held at The Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona on Wednesday, May 9, 2001 at 10:00 a.m. local time.

     The Notice of Annual Meeting of Shareholders and the proxy statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

     Whether you own a few or many shares of stock of Franchise Finance Corporation of America, it is important that your shares be represented. In addition to the election of directors and the ratification of the selection of the Company's independent auditors, there is a proposal regarding the Company's stock option plan being presented at this year's meeting for you to review. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.


                                        Sincerely,


                                        /s/ Morton H. Fleischer


March 31, 2001                          Morton H. Fleischer,
                                        CHAIRMAN OF THE BOARD AND
                                        CHIEF EXECUTIVE OFFICER

            [LETTERHEAD OF FRANCHISE FINANCE CORPORATION OF AMERICA]

               --------------------------------------------------

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2001

               --------------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Franchise Finance Corporation of America, a Maryland corporation (the "Company"), will be held on Wednesday, May 9, 2001 at 10:00 a.m. local time, at The Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona for the following purposes:

     1.   To elect ten directors to the Board of Directors.

     2. To consider and vote upon a proposal to amend the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") to increase the number of shares of the Company's common stock reserved for issuance under the Stock Option Plan by 1,500,000 shares, from 4,518,804 shares to 6,018,804 shares.

     3. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     4. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

     Only shareholders of record at the close of business on March 14, 2001 are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

     You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior Proxy and vote in person as set forth in the proxy statement.

     THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.


                                        By Order of the Board of Directors

                                        /s/ Dennis L. Ruben

Scottsdale, Arizona                     Dennis L. Ruben,
Dated: March 31, 2001                   SECRETARY

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

General Information............................................................1

About the Meeting..............................................................1

     What is being voted on at the Meeting?....................................1

     Who can vote at the meeting?..............................................1

     What constitutes a quorum for the Meeting?................................2

     How do I vote?............................................................2

     Can I vote by telephone or electronically?................................2

     Can I change my vote after I return my proxy card?........................2

     What vote is required to approve each item?...............................3

Proposal No. 1 - Election of Directors.........................................4

Report of the Audit Committee.................................................10

Executive Compensation........................................................11

Report of the Compensation Committee on Fiscal 2000 Executive Compensation....20

Shareholder Return Performance Graph..........................................26

Proposal No. 2 - Amendment to the Company's 1995 Stock Option
  and Incentive Plan..........................................................27

Proposal No. 3 - Ratification of Selection of Independent Auditors............31

Security Ownership of Certain Beneficial Owners and Management................32

Certain Relationships and Related Transactions................................33

Solicitation of Proxies.......................................................34

Annual Report.................................................................34

Shareholder Proposals for 2002 Annual Meeting.................................34

Other Matters.................................................................35

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees........35

APPENDIX A - Charter of the Audit Committee

                    FRANCHISE FINANCE CORPORATION OF AMERICA
                           17207 North Perimeter Drive
                         Scottsdale, Arizona 85255-5402

               --------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2001

               --------------------------------------------------

                               GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Franchise Finance Corporation of America, a Maryland corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at The Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona, on Wednesday, May 9, 2001 at 10:00 a.m. local time, and at any and all postponements or adjournments thereof (collectively referred to herein as the "Meeting"). This proxy statement, the accompanying form of proxy (the "Proxy") and the Notice of Annual Meeting will be first mailed or given to the Company's shareholders on or about March 31, 2001.

     Because many of the Company's shareholders may be unable to attend the Meeting in person, the Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

     (1)  read this proxy statement carefully;

     (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

     (3) sign, date and return the Proxy by mail in the postage paid, return-addressed envelope provided for that purpose, or follow the instructions to grant your Proxy by telephone or over the Internet.

                                ABOUT THE MEETING

WHAT IS BEING VOTED ON AT THE MEETING?

     The Board is asking  shareholders  to  consider  three items at this year's
Meeting: (1) the election of ten directors to the Board, (2) a proposal to increase the number of shares reserved for issuance under the Company's 1995 Stock Option and Incentive Plan by 1,500,000 shares, and (3) a proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

WHO CAN VOTE AT THE MEETING?

     The Board of Directors set March 14, 2001 as the record date for the meeting. Only persons holding Shares of record at the close of business on March 14, 2001 will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 56,125,250 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Company's shareholders at the Meeting.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

     Those Shares present, in person or by Proxy, including Shares as to which authority to vote on any proposal is withheld, Shares abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's Shares on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each of these categories will be tabulated separately. The presence, in person or by Proxy, of 28,062,626 Shares are necessary to establish a quorum at the Meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder (that is, if you hold your Shares in certificate form) and you attend the meeting, you may deliver your completed proxy card in person. If you hold your Shares in "street name" (that is, if you hold your Shares through a broker or other nominee) and you wish to vote in person at the meeting, you will need to obtain a proxy form from the institution that holds your Shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     If you hold your Shares in "street name," you may be able to grant your Proxy by telephone, or electronically over the Internet, by following the instructions included with your proxy card. Please check your proxy card or contact your broker or nominee to determine whether you will be able to grant your Proxy by telephone or electronically.

     If you are a registered shareholder, then you may grant your Proxy by telephone or over the Internet. If you wish to grant your Proxy by telephone or over the Internet, follow the instructions included with your proxy card.

     The deadline for granting your Proxy by telephone or electronically is 11:59 p.m., New York City time, on May 8, 2001.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with the Secretary of the Company, at the address indicated above, either a written notice of revocation, a duly executed Proxy bearing a later date, or if you vote in person at the Meeting. The powers of the Proxy holders will be suspended if you attend the meeting in person and so request. However, attendance at the meeting will not by itself revoke a previously granted Proxy. If you want to change or revoke your Proxy and you hold your Shares in "street name," contact your broker or the nominee that holds your Shares.

     Any written notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The election of each director nominee (Proposal 1) requires the affirmative vote of a plurality of the votes cast at the Meeting (which is the ten directors receiving the most votes). The Company's shareholders are not entitled to cumulate votes with respect to the election of directors.

     OTHER ITEMS. The affirmative vote of a majority of the votes cast at the Meeting is required for approval of the amendment to the Stock Option Plan (Proposal 2), ratification of the selection of Arthur Andersen LLP as the Company's independent auditors (Proposal 3) and all other business not described in this proxy statement and properly submitted to the shareholders for their consideration at the Meeting.

     If you hold your shares in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

     Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved. Therefore, abstentions and broker non-votes will have no effect at the Meeting, other than for determining whether a quorum is present.

     Votes cast by Proxy will be tabulated by an automated system administered by Automatic Data Processing, the Company's tabulation agent. Votes cast by proxy or in person at the Meeting will be counted by the independent persons appointed by the Company to act as election inspectors for the Meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     It is intended that the Shares represented by properly granted Proxies will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board and all of the nominees have indicated a willingness to serve as a director if elected. If elected, each nominee will serve until the 2002 Annual Meeting of Shareholders or until his earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as a director or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. There are no family relationships among any directors and executive officers of the Company.

     The affirmative vote of a plurality of the Shares present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS

DIRECTORS

     The following table sets forth certain information with respect to the directors of the Company:

                                Principal Occupation or Employment During the Past               Director of the
Name and Age                              Five Years; Other Directorships                         Company Since
------------                              -------------------------------                         -------------
Morton H. Fleischer      Director,  Chairman of the Board and Chief  Executive  Officer of        June 22, 1993
(64)                     the Company.  Mr. Fleischer  previously  served as the President,
                         Chief  Executive   Officer  and  director  of  Franchise  Finance
                         Corporation  of America I, a Delaware  corporation  ("FFCA I") (a predecessor  corporation  of the Company)  since its formation in
                         1980. Mr.  Fleischer has acted as an individual  general  partner
                         (or general partner of the general  partner) of the eleven public limited  partnerships  that were consolidated to form the Company in 1994.  In  addition,  he was a  general  partner  (or  general partner of the general  partner) in the following  public limited partnerships  which invested in travel plazas or commercial  land development and were  liquidated in 1999 and 2000:  Participating
                         Income Properties 1986, L.P.; Participating Income Properties II,
                         L.P.;  Participating  Income Properties III Limited  Partnership;
                         and Scottsdale Land Trust Limited Partnership.

                                Principal Occupation or Employment During the Past               Director of the
Name and Age                              Five Years; Other Directorships                         Company Since
------------                              -------------------------------                         -------------
Willie R. Barnes, Esq.   Corporate  and  securities  law  attorney.  Mr. Barnes has been a        March 14, 1995
(69)                     partner  in the law firm of  Musick,  Peeler & Garrett  LLP since
                         June  1992.  He is a member of the  Business  Law  Section of the
                         American Bar Association,  in addition to other  committees.  Mr.
                         Barnes was appointed as the  Commissioner of Corporations for the
                         State of  California  in 1975 and is a member  of the  California
                         Senate Commission on Corporate Governance, Shareholder Rights and
                         Securities Transactions. He is currently a director and secretary of American Shared Hospital Services.

Kelvin L. Davis          Partner in The Texas  Pacific  Group,  an  international  private        March 13, 1998
(37)                     equity  investment firm. Mr. Davis joined The Texas Pacific Group in March 2000.  Prior to joining  The Texas  Pacific  Group,  Mr.
                         Davis was the  President  and Chief  Operating  Officer of Colony
                         Capital,  Inc., an international real  estate-related  investment firm.  Mr. Davis was employed  with Colony since its formation in
                         1991.  Prior to 1991,  Mr.  Davis was a principal  of RMB Realty,
                         Inc.  Prior to that time he was employed by Goldman,  Sachs & Co.
                         and Trammell Crow  Company.  Mr. Davis is currently a director of
                         Crestline  Capital  Corporation  and a director  of  Hotwire,  an internet-based travel company.

Kathleen H. Lucier       Principal of Stiglich  Lucier & Co., a strategic  visioning  firm        January 28, 2000
(47)                     focused on international and national banking, finance and retail enterprises. Ms. Lucier has been with Stiglich Lucier & Co. since its formation in August 1999. She previously  served as Executive
                         Vice President for the Southwest Region for Wells Fargo Bank with responsibility  for  Arizona  and Nevada  from  November  1996 to
                         November 1998.  Prior to that time, she held various  management, sales, marketing and operations positions at Wells Fargo.

Dennis E. Mitchem        Director of  Corporate  Relations,  Northern  Arizona  University        January 29, 1996
(69)                     since  October  1998.  Mr.  Mitchem has also served as  Executive
                         Director of Habitat for  Humanity,  Valley of the Sun, from April
                         1996 to October 1998,  and prior to that time was an  independent management  consultant for privatization  and financial  services projects. From March 1994 to December 1995, Mr. Mitchem worked in
                         Moscow serving as a consultant to establish Russian Privatization
                         Centers.  From  July  1992  to  February  1994,  he was  Managing
                         Director of CAJV, a joint  venture  between  Arthur  Andersen and
                         Castillo  Company,  Inc.,  and  managed  the  Denver,   Colorado,
                         financial  processing center of the Resolution Trust Corporation.
                         From 1954 to June 1993,  he was employed by Arthur  Andersen LLP, where he became a partner in 1967 and retired as a senior partner in June 1993.

                                Principal Occupation or Employment During the Past               Director of the
Name and Age                              Five Years; Other Directorships                         Company Since
------------                              -------------------------------                         -------------
Louis P. Neeb            Chairman of the Board of Mexican Restaurants,  Inc. since October        August 1, 1994
(61)                     1995 and former Chief Executive  Officer of Mexican  Restaurants,
                         Inc. Mr. Neeb also serves as President of Neeb Enterprises, Inc.,
                         a  restaurant   consulting  firm.  He  was  President  and  Chief
                         Executive  Officer of  Spaghetti  Warehouse,  Inc.,  from 1991 to
                         January 1994 and President of Geest Foods USA from September 1989 to June  1991,  prior to which he served as  President  and Chief
                         Executive  Officer of Taco Villa,  Inc.  Mr. Neeb spent ten years with the Pillsbury  Company in various  positions which included:
                         Executive  Vice  President,  Pillsbury;  Chairman  of the  Board,
                         Burger King; and President, Steak 'N Ale Restaurants. Mr. Neeb is
                         also a director  of CEC  Entertainment,  Inc.  (formerly  ShowBiz
                         Pizza  Time,  Inc.) and Silver  Diner  Development  Inc.  and was
                         previously a director of On the Border Cafes, Inc.

Kenneth B. Roath         Chairman,  President and Chief  Executive  Officer of Health Care        August 1, 1994
(65)                     Property   Investors,   Inc.,  a  real  estate  investment  trust
                         organized in 1985 to invest, on a net lease basis, in health care
                         properties.   Mr.  Roath  is  a  director  and  chairman  of  the
                         compensation  committee  of Arden  Realty,  Inc.  (NYSE),  a real estate  investment trust. Mr. Roath is also the past Chairman and a  past  member  of  the  executive  committee  of  the  National
                         Association of Real Estate Investment  Trusts,  Inc.  ("NAREIT").
                         Mr. Roath is special member of the Board of Governors of NAREIT.

Casey J. Sylla           Senior Vice  President and Chief  Investment  Officer of Allstate        August 1, 1994
(57)                     Insurance  Company.  From 1992 until July 1995,  Mr. Sylla was an
                         Executive  Officer and Vice  President and head of the Securities
                         Department of The Northwestern Mutual Life Insurance Company.

Christopher H. Volk      Director, President, Chief Operating Officer, Assistant Secretary        January 28, 2000
(44)                     and  Assistant  Treasurer  of the  Company.  Mr. Volk  previously served as Executive  Vice  President of the Company from July 28,
                         1995 to December  31, 1999,  Senior Vice  President--Underwriting
                         and  Research  of the  Company  from June 1, 1994  until July 28,
                         1995, and as Vice President--Research of FFCA I from October 1989 until June 1, 1994.

                                Principal Occupation or Employment During the Past               Director of the
Name and Age                              Five Years; Other Directorships                         Company Since
------------                              -------------------------------                         -------------
Shelby Yastrow           Attorney  and  counsel  to the law  firm of  Sonnenschein  Nath &        July 24, 1997
(65)                     Rosenthal in Chicago,  Illinois. He joined McDonald's Corporation in  1978 as Vice  President,  Chief  Counsel  of  Litigation  and
                         Assistant  Secretary.  He was appointed Vice  President,  General
                         Counsel  of  McDonald's  Corporation  in  1982  and  Senior  Vice
                         President in 1988, before being named Executive Vice President in
                         1995. He retired from  McDonald's  Corporation  in December 1997.
                         Mr. Yastrow received his law degree from Northwestern  University in 1959.

     Each of the persons named above has been nominated for election to the Board of Directors of the Company.

ARRANGEMENTS REGARDING THE SELECTION OF DIRECTORS

     Mr. Kelvin L. Davis is currently serving on the Board pursuant to the terms of an Investor's Agreement dated March 13, 1998 (the "Investor's Agreement"), together with a Stock Purchase Agreement dated February 13, 1998, whereby Colony SB, LLC, a Delaware limited liability company ("Colony"), an affiliate of Colony Capital, Inc., acquired 3,792,112 shares of the Company's common stock and warrants to purchase an additional 1,476,908 shares of the Company's common stock. As provided in the Investor's Agreement, Colony Investors III, L.P., the sole managing member of Colony, may designate one nominee for election to the Board at each annual meeting of shareholders of the Company, so long as Colony beneficially owns common stock representing at least 50% of its initial purchase. Pursuant to Mr. Davis's election at the 2000 Annual Meeting and nomination under the Investor's Agreement, Mr. Davis is currently serving on the Board and is a nominee for election to the Board at the Meeting.

BOARD MEETINGS

     The Board held 10 meetings during the fiscal year ended December 31, 2000. During a director's tenure, no director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board during 2000; and (b) the total number of meetings held by all committees of the Board on which he or she served during 2000.

COMMITTEES OF THE BOARD

     AUDIT COMMITTEE. The current members of the Audit Committee are Messrs. Willie R. Barnes, Chairman, Dennis E. Mitchem and Casey J. Sylla. The functions of the Audit Committee and its activities during fiscal 2000 are described below under the heading "Report of the Audit Committee." The Audit Committee held 7 meetings in 2000. The Audit Committee also took action 1 time by unanimous written consent.

     EXECUTIVE COMMITTEE. The current members of the Executive Committee are Messrs. Morton H. Fleischer, Chairman, Kelvin L. Davis and Shelby Yastrow. The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercise all other powers of the Board except as prohibited by law. The Executive Committee held 3 meetings in 2000 and took action 6 times by unanimous written consent.

     COMPENSATION COMMITTEE. The current members of the Compensation Committee are Messrs. Kenneth B. Roath, Chairman, Kelvin L. Davis and Louis P. Neeb and Ms. Kathleen H. Lucier. The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies, establishes guidelines for employee incentive and benefit programs, makes specific recommendations to the Board relating to salaries and incentive awards of the senior executive officers, reviews recommendations of the senior executive officers regarding salaries of the other officers of the Company and administers the Company's 1995 Stock Option and Incentive Plan. The Compensation Committee held 2 meetings in 2000 and took action 4 times by unanimous written consent.

     NOMINATING AND GOVERNANCE COMMITTEE. The current members of the Nominating and Governance Committee are Messrs. Shelby Yastrow, Chairman, Willie R. Barnes and Louis P. Neeb. The Nominating and Governance Committee makes recommendations to the Board regarding the size of the Board and its makeup in terms of specific areas of expertise and diversity. The Nominating and Governance Committee also recommends the nomination of directors to be elected at each annual meeting and nominates candidates to fill any vacancies on the Board. The Nominating and Governance Committee will also consider nominees recommended by shareholders. Recommendations for the Company's 2001 Annual Meeting of Shareholders must be submitted in writing to Dennis L. Ruben, Executive Vice President, General Counsel and Secretary of the Company, at 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402. Such recommendations must include the name, address and principal business occupation of the candidate for the last 5 years, and must be received at the Company's offices on or before December 1, 2001. The Nominating and Governance Committee held 1 meeting in 2000.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company are not paid director's fees. The Company reimburses all directors for travel expenses incurred in connection with their activities on behalf of the Company. The Company compensates its Independent Directors (directors who are not employees of the Company or its affiliates) as follows:

     * An annual fee of $24,000, of which the Independent Directors may elect to receive all or a portion in non-qualified stock options to purchase Shares based upon the Black-Scholes pricing model that will vest quarterly during the director's annual term;

     * For the Independent Directors serving as members of a committee, a fee of $1,000 for each committee meeting attended in person or a fee of $500 for each committee meeting attended by telephone conference. Each committee chairman receives $2,000 for each committee meeting attended in person and $1,000 for those attended by telephone conference;

     * An annual grant of 6,000 non-qualified stock options to purchase Shares with an exercise price equal to the fair market value of the Shares on the date of grant, which options will vest on the grant date and will expire ten years after the grant date; and

     * An annual grant of 300 shares of restricted common stock of the Company that will vest upon completion of the director's annual term.

EXECUTIVE OFFICERS

     Set forth below is information about the executive officers of the Company that are not also directors of the Company, including age, principal occupation during the last five years and the date each became an executive officer of the Company. Similar information about Mr. Fleischer and Mr. Volk is provided above under "-Directors."

                                                                                            Executive Officer of
Name/Age                                  Present Executive Office                           the Company Since
--------                                  ------------------------                           -----------------
John Barravecchia     Executive Vice President,  Chief Financial Officer, Treasurer and         June 1, 1994
(45)                  Assistant Secretary. Mr. Barravecchia previously served as Senior
                      Vice  President,  Chief  Financial  Officer and  Treasurer of the
                      Company from June 1, 1994 until July 28, 1995, and as Senior Vice
                      President of FFCA I from  October 1989 until June 1, 1994.  Prior to joining FFCA I in March 1984, Mr.  Barravecchia was associated with the international  public accounting firm of Arthur Andersen
                      LLP.

Dennis L. Ruben       Executive Vice  President,  General  Counsel and  Secretary.  Mr.         June 1, 1994
(48)                  Ruben served as Senior Vice President and General  Counsel of the
                      Company  from  June 1,  1994  to  January  28,  1997.  Mr.  Ruben previously served as an attorney and counsel of FFCA I from March
                      1991 until June 1, 1994. Prior to joining FFCA I, Mr. Ruben was a partner with the national law firm of Kutak Rock LLP.

Stephen G. Schmitz    Executive Vice President,  Chief Investment Officer and Assistant         May 31, 1995
(46)                  Secretary. Mr. Schmitz served as Senior Vice President--Corporate
                      Finance  from June 1,  1994 to  January  28,  1997.  Mr.  Schmitz previously  served in various  other  positions  as an officer of
                      FFCA I from 1986 to June 1, 1994.

Catherine F. Long     Senior Vice  President--Finance,  Principal  Accounting  Officer,         June 1, 1994
(44)                  Assistant Secretary and Assistant  Treasurer.  Ms. Long served as
                      Vice  President--Finance  of the  Company  from  June 1,  1994 to
                      January   28,   1997.   Ms.  Long   previously   served  as  Vice
                      President--Finance  of FFCA I from June 1990  until June 1, 1994.
                      From  1978  to  May  1990,  Ms.  Long  was  associated  with  the international public accounting firm of Arthur Andersen LLP.

                          REPORT OF THE AUDIT COMMITTEE

     THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

     The Company's Board of Directors has appointed an Audit Committee consisting of three directors. All of the members of the committee are "independent" of the Company and management, as that term is defined in the rules of the New York Stock Exchange, Inc. The primary responsibilities of the committee are to (1) serve as an independent and objective party to monitor the integrity of the Company's financial reporting process and systems of internal control regarding finance, accounting, and legal compliance; (2) review and appraise the audit efforts of the Company's independent accountants; and (3) provide an open avenue of communication among the independent accountants, financial and senior management departments and the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     In fulfilling its oversight responsibilities, the committee reviewed the Company's audited financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors' judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditors the auditors' independence from management and the Company, including the matters covered by the written disclosures and letter provided by the independent auditors.

     The committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company, the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The committee and the Board of Directors also have recommended, subject to shareholder approval, the selection of the Company's independent auditors. See "Ratification of Selection of Independent Auditors."

     Our Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter is included as "Appendix A" to this proxy statement.

March 31, 2001      Willie R. Barnes, Audit Committee Chairman
                    Dennis E. Mitchem, Audit Committee Member
                    Casey J. Sylla, Audit Committee Member

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE


     The following table sets forth the compensation awarded to, earned by, or paid to (1) the Company's Chief Executive Officer ("CEO") during 2000, 1999 and 1998, and (2) the Company's other four most highly compensated executive officers whose total annual compensation exceeded $100,000 during 2000, 1999 and 1998 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION                LONG-TERM AWARDS
                                       -----------------------------------------   ------------------------
                                                                                                 Securities
                                                                  Other Annual     Restricted    Underlying     All Other
Name and Principal Positions    Year   Salary($)   Bonus($)(1)   Compensation($)   Stock($)(2)   Options(#)   Compensation(3)
----------------------------    ----   ---------   -----------   ---------------   -----------   ----------   ---------------
Morton H. Fleischer             2000    $525,000   $425,000           -0-           $643,338       141,867          -0-
  Director, Chairman of the     1999    $500,000   $500,000           -0-              -0-           -0-            -0-
  Board and Chief Executive     1998    $450,000   $450,000           -0-           $139,325         -0-            -0-
  Officer

Christopher H. Volk             2000    $350,000   $255,000           -0-           $374,873        82,667        $10,950
  Director, President, Chief    1999    $300,000   $300,000           -0-              -0-           -0-          $10,430
  Operating Officer,            1998    $250,000   $250,000           -0-           $126,089         -0-          $10,000
  Assistant Secretary and
  Assistant Treasurer

John Barravecchia               2000    $250,000   $212,000           -0-           $250,920        55,333        $10,980
  Executive Vice President,     1999    $225,000   $250,000           -0-              -0-           -0-          $10,450
  Chief Financial Officer,      1998    $200,000   $200,000           -0-           $100,871         -0-          $10,000
  Treasurer and Assistant
  Secretary

Dennis L. Ruben                 2000    $275,000   $255,000           -0-           $250,920        55,333        $11,060
  Executive Vice President,     1999    $225,000   $260,000           -0-              -0-           -0-          $10,510
  General Counsel and           1998    $200,000   $250,000           -0-           $100,871         -0-          $10,000
  Secretary

Stephen G. Schmitz              2000    $315,000   $300,000           -0-           $299,291        66,000        $11,010
  Executive Vice President,     1999    $300,000   $300,000           -0-              -0-           -0-          $10,480
  Chief Investment Officer      1998    $200,000   $300,000           -0-           $100,871         -0-          $10,000
  and Assistant Secretary

----------
(1) Bonus includes the amount of cash bonus earned and accrued (a) during the period from January 1, 2000 to December 31, 2000 and paid in January 2001;
     (b) during the period from January 1, 1999 to December 31, 1999 and paid in January 2000; and (c) during the period from January 1, 1998 to December 31, 1998 and paid in January 1999.
(2) The values of the restricted stock are based on the closing price of the Company's common stock on the date of the grant less any consideration paid by the grantee. The closing price of the Company's common stock was $27 7/8 on January 30, 1998 and $23 3/16 on January 20, 2000, the grant dates of the restricted stock granted to the CEO and Named Executive Officers. As of December 31, 2000, there was outstanding a total of 150,253 shares of restricted stock which were valued at $3,502,773 using the market value of the Company's Shares at fiscal year end. The closing price of the Company's Shares on December 31, 2000 was $23 5/16. The restricted stock listed in the table was granted on January 30, 1998, January 4, 1999 and January 20, 2000, and is subject to continued-service conditions on vesting. The restricted stock granted in 1998 vests in three equal installments on the third, fourth and fifth anniversaries of the date of grant, the restricted stock granted in 1999 vests equally on the first, second and third anniversaries of the date of grant and the restricted stock granted in 2000 vests equally on the first, second, third, fourth and fifth anniversaries of the date of grant. Dividends are paid on the restricted stock at the same rate as is paid on the Company's common stock. The restricted stock held at December 31, 2000 by the CEO and each of the Named Executive Officers was granted in 1998 and 2000, and first vested on January 30, 2001, and January 20, 2001, respectively. Unvested restricted stock holdings for the CEO and each of the Named Executive Officers as of December 31, 2000 and the fair market value of the restricted stock on December 31, 2000 is as follows:

                            RESTRICTED STOCK HOLDINGS

                                      Number of             Value on
            Name                  Restricted Shares     December 31, 2000
            ----                  -----------------     -----------------
     Morton H. Fleischer               32,757               $763,320
     Christopher H. Volk               20,699               $482,338
     John Barravecchia                 14,446               $336,628
     Dennis L. Ruben                   14,446               $336,628
     Stephen G. Schmitz                16,533               $385,260

     The values are based upon the closing price of the Company's common stock at fiscal year end, do not reflect diminution of value attributable to the restrictions on such stock and are net of any consideration paid by the grantee.

(3) Amounts included for Messrs. Volk, Barravecchia, Ruben and Schmitz for 1998 in All Other Compensation represent matching Company contribution amounts received under the Company's 401(k) Plan. Amounts included for 1999 include
     (a) $10,000 each, representing matching Company contribution amounts received under the Company's 401(k) Plan, and (b) split dollar life insurance premiums paid by the Company corresponding to the term portion of the insurance in the following amounts: Mr. Volk $430, Mr. Barravecchia $450, Mr. Ruben $510 and Mr. Schmitz $480. Amounts included for 2000 include (a) $10,500 each, representing matching Company contribution amounts received under the Company's 401(k) Plan, and (b) split dollar life insurance premiums paid by the Company corresponding to the term portion of the insurance in the following amounts: Mr. Volk $450, Mr. Barravecchia $480, Mr. Ruben $560 and Mr. Schmitz $510. Split dollar life insurance is a policy ownership arrangement involving permanent cash value life insurance. The Company expects to recover an amount equal to its interest in the policy upon the death of the employee-insured or termination of the plan, and the employee's beneficiary will receive the remaining benefits.

     The foregoing compensation tables do not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer and of the group listed in the above table is less than the lesser of
(a) ten percent of the cash compensation paid to each such executive officer or to the group, respectively, or (b) $50,000, or $50,000 times the number of individuals in the group, as the case may be, and is not included in such table.

COMPENSATION PURSUANT TO PLANS

     401(k) PLAN. The Company has adopted a defined contribution savings plan (the "401(k) Plan") to provide retirement income to employees of the Company, including the executive officers referred to in the Summary Compensation Table.

The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986 (the "Code"), and incorporates features permitted under
Section 401(k) of the Code.

     The 401(k) Plan covers all employees who have completed six months of service. A participant can elect to contribute up to 15% of annual compensation on a pre-tax basis with a maximum pre-tax contribution of $10,500 for 2001. The Company provides a matching contribution, in the Company's common stock, equal to 100% of each participant's pre-tax contribution, disregarding any contribution in excess of 6% of annual compensation.

     Company contributions are subject to a vesting schedule and are 100% vested after six years of service. In determining the years of service, the Company includes the time a participant was an employee of FFCA I, a predecessor corporation of the Company. Participant contributions are invested as directed by each participant in investment funds available under the 401(k) Plan. Full retirement benefits are payable to each participant in a qualified joint and survivor annuity ("QJSA") form of payment on the first day of the month following the participant's retirement on or after his or her 65th birthday. A participant, with spousal consent, may elect to receive a cash payment in lieu of the QJSA. In general, if employment ceases before the participant reaches age 65, the vested benefits under the 401(k) Plan are paid in full at termination of employment or a later date elected by the participant. If the participant dies before his or her retirement benefits commence, the 401(k) Plan provides a qualified pre-retirement survivor annuity to the participant's spouse, or a single-sum payment to the participant's beneficiary (if the participant has not been continuously married throughout the one-year period ending on the date of his or her death).

     STOCK OPTION PLANS. The Company has one stock option plan, the 1995 Stock Option and Incentive Plan (the "Stock Option Plan"), under which options may currently be granted. Directors, executive officers, other key employees and other key persons associated with the Company are eligible to receive options under this plan.

     The Compensation Committee and the Board believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company has established the Stock Option Plan to enable directors, executive officers, other key employees and other key persons associated with the Company to participate in the ownership of the Company. Initially, the Company reserved 3,018,804 Shares, which equaled 7-1/2% of the Shares outstanding as of March 14, 1995, for grant under the Stock Option Plan. On May 12, 1999, the shareholders approved the increase of this amount to 4,518,804 Shares. This amount may not be increased without the approval of the shareholders. The maximum number of Shares with respect to which awards may be granted to any one individual during any calendar year is 200,000. In addition, Shares may not be acquired pursuant to the Stock Option Plan if the acquisition violates the ownership limit or causes the Company to fail to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

     The Stock Option Plan is designed to attract and retain directors, executive officers, key employees and other key persons associated with the Company and to provide incentives to such persons to maximize the Company's cash flow available for distribution. The Stock Option Plan provides for the award to executive officers (including officers who are also directors) and other key employees of the Company of a broad variety of stock-based compensation alternatives such as non-qualified stock options, incentive stock options (unless the context indicates to the contrary, the term "option" shall refer to both incentive and non-qualified stock options), restricted stock and performance awards.

     The Stock Option Plan is administered by the Compensation Committee, consisting entirely of Independent Directors. The Compensation Committee shall construe and interpret the Stock Option Plan and, subject to the express provisions of the Stock Option Plan, is authorized to select from among the eligible employees of the Company the individuals to whom options, restricted stock purchase rights and performance awards are to be granted and to determine the number of Shares to be subject thereto and the terms and conditions thereof. The Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Stock Option Plan.

AWARDS UNDER THE STOCK OPTION PLAN

     TERMS AND CONDITIONS OF OPTIONS; PAYMENT. Incentive stock options granted under the Stock Option Plan are exercisable for a period of not more than ten
(10) years from the date of the grant. Any non-qualified options granted under the Stock Option Plan are exercisable at such times, in such amounts and during such periods as the Compensation Committee determines at the date of the grant. Options vest over a three or five year period for employees. If the optionee exercises the option, payment may be made either in cash, certified check or other immediately available funds, with previously issued Shares (valued as of the date of the option exercise), a combination of cash, certified check or other immediately available funds and Shares or any other consideration permitted under applicable law. The Compensation Committee may allow a delay in payment up to thirty days from the date the option is exercised; however, the Company will not issue stock certificates until it has received full payment for the Shares.

     NON-QUALIFIED STOCK OPTIONS. The Compensation Committee may grant non-qualified stock options to employee directors, officers, employees and other persons associated with the Company and such options may provide for the right to purchase Shares at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. Non-qualified stock options may be granted to employee directors, officers and employees and other persons associated with the Company for any reasonable term.

     In addition, in accordance with the current terms of the Stock Option Plan, each non-employee director of the Company automatically received non-qualified stock options in 2000 to purchase 6,000 Shares. The exercise price of the options equaled the fair market value of the Company's common stock on the date of grant.

     INCENTIVE STOCK OPTIONS. Incentive stock options are designed to comply with the provisions of the Code and are subject to restrictions contained in the Code, including a requirement that exercise prices are equal to at least 100% of fair market value of the Shares on the grant date and a ten-year restriction on the option term, but may be subsequently modified to disqualify them from treatment as incentive stock options. For purposes of the Stock Option Plan, the fair market value of a Share as of a given date is the average of the daily market price for the ten consecutive trading days immediately preceding the valuation date. To the extent the aggregate fair market value of Shares with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year under the Stock Option Plan exceeds $100,000, such options shall be treated as non-qualified options to the extent required by the Code.

     RESTRICTED STOCK. Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Typically, restricted stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     PERFORMANCE AWARDS. The value of performance awards may be limited to the market value, book value or other measure of the Company's common stock or other specific performance criteria deemed appropriate by the Compensation Committee. In making such determinations, the Compensation Committee considers, among other factors it deems relevant, the contributions, responsibilities and other compensation of the key employee, or person associated with the Company, at issue. The manner of exercise, payment of consideration and term of the performance awards are generally the same as those applying to stock options granted under the Stock Option Plan. The Company has not issued any performance awards.

EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has employment agreements (the "Employment Agreements") with the CEO and each of the Named Executive Officers of the Company (collectively, the "Executives"). The Employment Agreements were required by Washington Mutual Bank, FA ("Washington Mutual") in connection with a master loan purchase agreement between FFCA Acquisition Corporation, a wholly-owned subsidiary of the Company, and Washington Mutual, which agreement was subsequently assigned by FFCA Acquisition Corporation to FFCA Funding Corporation, another wholly-owned subsidiary of the Company. Under the loan purchase agreement, Washington Mutual will purchase loans from the Company and its affiliates during a three year term ending December 31, 2002, unless extended by mutual agreement. The Company has entered into another agreement under which the loans purchased by Washington Mutual will be serviced by the Company.

     Each Employment Agreement is effective as of January 1, 2000, and terminates on December 31, 2002, unless the Executive's employment is terminated under the terms of the Employment Agreement prior to December 31, 2002. The provisions of the Employment Agreements are substantially similar except for the base salary of each Executive and the payments to Mr. Fleischer discussed below. The title and base salary for each Executive as of January 1, 2001 are:

             Name                     Title                     Base Salary
             ----                     -----                     -----------
     Morton H. Fleischer     Chairman of the Board and            $551,300
                             Chief Executive Officer

     Christopher H. Volk     President, Chief Operating           $367,500
                             Officer, Assistant Secretary
                             and Assistant Treasurer

     John Barravecchia       Executive Vice President,            $262,500
                             Chief Financial Officer,
                             Treasurer and Assistant Secretary

     Dennis L. Ruben         Executive Vice President,            $288,800
                             General Counsel and Secretary

     Stephen G. Schmitz      Executive Vice President,            $330,800
                             Chief Investment Officer and
                             Assistant Secretary

     SALARY AND BONUS. On January 1 of each year during the term of the Employment Agreements, the base salary of each Executive will be increased by the greater of (1) five percent, (2) the average percentage salary increase awarded to all employees of the Company who are not senior executives of the Company, or (3) an amount determined by the Compensation Committee of the Company.

     In addition to base salary, the Employment Agreements require the Company to pay each Executive an annual cash bonus. The annual cash bonus will be calculated and paid to each Executive in substantially the same way as the bonuses for fiscal 1999 were calculated and paid. See "REPORT OF THE COMPENSATION COMMITTEE ON FISCAL 2000 EXECUTIVE COMPENSATION."

     ADDITIONAL BENEFITS. Each Executive is:

     * eligible to participate in any compensation plan program, employee pension, welfare benefit programs and plans and practices of the Company comparable to those maintained by the Company for other senior executives;
     * eligible to receive grants of stock options and restricted stock awards as determined in the discretion of the Compensation Committee;
     * entitled to paid vacation in the same number of business days as he was entitled to prior to the execution of the Employment Agreements; and
     * entitled to reimbursement by the Company of reasonable expenses in carrying out his duties and responsibilities.

     TERMINATIONS. Either the Company or the Executive may terminate the Executive's employment under the Employment Agreement. The amount paid to the Executive upon termination depends upon whether the termination is by the Company with or without "Cause" (as defined below) or by the Executive with or without "Good Reason" (as defined below). Cause includes:

     * the willful failure of an Executive to perform a substantial portion of his duties;
     *    gross misconduct by the Executive, including fraud or embezzlement; or
     * the Executive's conviction of, or plea of guilty or nolo contendere to, a felony.

"Good Reason" includes:

     * a material diminution or adverse change in the Executive's duties, titles or responsibilities with the Company after a Change-in-Control (as defined below);
     * a reduction in the Executive's aggregate annual cash compensation under the Employment Agreement then in effect; or
     * the relocation of the Executive's office more than 35 miles from the Company's current headquarters.

     If the Executive's employment is terminated by the Company without Cause, or if the Executive terminates his employment for Good Reason, the Executive is entitled to a cash lump-sum payment equal to three times the sum of (1) the Executive's base salary, plus (2) the highest annual cash bonus actually received by the Executive during the three fiscal years prior to the termination (the "Actual Bonus"). In this case, the Executive is also entitled to receive standard employee benefits until December 31, 2002, immediate vesting of all outstanding stock options, stock appreciation rights and restricted stock, and some other benefits.

     If the Executive's employment is terminated by the Company for Cause, or if the Executive terminates his employment without Good Reason, the Executive is entitled to receive payments for unused vacation time and to be reimbursed by the Company for expenses payable prior to the date of termination.

     TERMINATIONS WHEN A CHANGE-IN-CONTROL OCCURS. A Change-in-Control is generally defined to include (1) transactions where a person acquires at least 25% of the voting power of the Company's then outstanding securities, (2) some mergers and business combinations, (3) the liquidation or dissolution of the Company, and (4) a change in a majority of the Board of Directors of the Company. In the event of a Change-in-Control, an Executive may voluntarily terminate his employment for any reason or no reason at all during the thirty-day period following the first annual anniversary of a Change-in-Control. In this case, the Executive will receive a cash severance payment equal to two times his base salary plus his Actual Bonus. Mr. Fleischer's Employment Agreement contains these same terms except that in this case he is entitled to receive a cash lump-sum equal to three (instead of two) times the sum of (a) his base salary, plus (b) Actual Bonus.

     AGREEMENT NOT TO COMPETE. During the term of the Executive's employment under the Employment Agreement and for the first to occur of (1) one year from the date of termination of employment of the Executive, or (2) December 31, 2002, the Executives have agreed that they will not directly or indirectly engage or have any financial interest (other than an ownership interest of less than 5% in a Company whose shares are publicly traded) in any business which is competitive with the existing business of the Company or its subsidiaries and they will not directly or indirectly solicit or offer employment to any person who is employed by the Company at any time during the 12 months immediately preceding such termination. For purposes of the Employment Agreements, a business is competitive with the Company if a significant portion of its business is derived from providing financing to operators in the chain restaurant, convenience store or automotive service and parts industries anywhere in the United States.

     EXCISE TAXES. Termination payments made under the Employment Agreements, if any, will be increased to take into account excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, or any similar tax by reason of being "contingent on a change in ownership or control" of the Company. These amounts may be material to the Company.

OPTION GRANTS TABLE

     The following table provides information relating to the grant of stock options to the Company's CEO and the Named Executive Officers during the fiscal year ended December 31, 2000 under the Company's 1995 Stock Option and Incentive Plan.

                 OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      Grant Date
                                             Individual Grants                         Value (1)
                        -----------------------------------------------------------    ---------
                                           Percent of
                          Number of           Total
                          Securities         Options        Exercise
                          Underlying       Granted to       or Base                   Grant Date
                           Options        Employees in       Price       Expiration     Present
       Name             Granted (#)(2)     Fiscal Year     ($/Sh)(3)        Date       Value ($)
       ----             --------------     -----------     ---------        ----       ---------
Morton H. Fleischer        141,867            24.3%          $23.50        1/20/10      $320,619
Christopher H. Volk         82,667            14.2%          $23.50        1/20/10      $186,827
John Barravecchia           55,333             9.5%          $23.50        1/20/10      $125,053
Dennis L. Ruben             55,333             9.5%          $23.50        1/20/10      $125,053
Stephen G. Schmitz          66,000            11.3%          $23.50        1/20/10      $149,160

----------
(1) These values were calculated as of the grant date (January 20, 2000) using the Black-Scholes option pricing model. The values shown are theoretical and do not necessarily reflect the actual values the recipients may eventually realize. The following assumptions were made for purposes of calculating Grant Date Present Value: expected option term of seven years, expected stock price volatility of 20.39% (calculated weekly over the preceding period since the stock began trading), expected dividend yield of 8.34% and risk-free rate of return of 6.8% (equal to the yield on a seven-year Treasury bond at grant date). Any actual value to the officer will depend on the extent to which the market value of the Company's stock at a future date exceeds the exercise price.
(2) These options vest in five equal installments on the first through fifth anniversaries of the date of grant.
(3) All options were granted at the fair market value of the Shares based upon an average closing price for the 10 consecutive trading days prior to the date of grant.

AGGREGATED OPTION EXERCISES AND
FISCAL YEAR-END OPTION VALUE TABLE

     The following table provides information related to the exercise of stock options during the year ended December 31, 2000 by the CEO and each of the Named Executive Officers and the 2000 fiscal year-end value of unexercised options.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION VALUES

                                                              Number of Securities      Value of Unexercised
                                                             Underlying Unexercised         In-the-Money
                                                             Options at FY-End (#)        Options at FY-End
                                                             ----------------------     --------------------
                          Shares Acquired       Value             Exercisable/             Exercisable/
        Name               on Exercise(#)     Realized($)        Unexercisable          Unexercisable($)(1)
        ----              ---------------     -----------        -------------          -------------------
Morton H. Fleischer             0                 0              400,000/141,867           $287,500/$-0-
Christopher H. Volk             0                 0               319,875/82,667           $549,711/$-0-
John Barravecchia               0                 0               250,000/55,333           $569,250/$-0-
Dennis L. Ruben                 0                 0               200,000/55,333           $526,125/$-0-
Stephen G. Schmitz              0                 0               250,000/66,000           $554,875/$-0-

----------
(1) Market value of underlying Shares on date of fiscal year-end minus the exercise price. The closing price of the Company's Shares on December 31, 2000 was $23 5/16.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10% Shareholders") to file with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange ("NYSE") reports of ownership and changes in ownership of equity securities of the Company and to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge (based solely upon a review of the copies of such Section 16(a) reports furnished to the Company and written representations that no other reports were required), for the Company's fiscal year ended December 31, 2000, the Company's officers, directors and 10% Shareholders, if any, have complied with the Section 16(a) filing requirements, except as follows:

     During 2000, Colony SB LLC, and the affiliated entities and persons that control Colony SB LLC, inadvertently filed one Form 4 and one Form 5 late. Those filings reported a total of 4 transactions.

     Kelvin L. Davis inadvertently filed one Form 5, relating to fiscal 1999, late. That filing reported a total of 2 transactions.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

     The current members of the Compensation Committee are Messrs. Kenneth B. Roath, Chairman, Kelvin L. Davis and Louis P. Neeb and Ms. Kathleen H. Lucier. No member of the Compensation Committee was previously an officer or an employee of the Company or any of its subsidiaries.

                      REPORT OF THE COMPENSATION COMMITTEE
                      ON FISCAL 2000 EXECUTIVE COMPENSATION

     The Compensation Committee of the Board (the "Committee") is responsible for establishing compensation policy and administering the compensation programs of the Company's officers. The Committee is comprised of four independent outside directors. The Committee meets at least once a year to review executive compensation policies, design of compensation programs and individual salaries and awards for executive officers.

     Pursuant to the rules regarding disclosure of Company policies concerning executive compensation, this report is submitted by Messrs. Roath, Davis and Neeb and Ms. Lucier in their capacity as members of the 2000 Committee and addresses the Company's compensation policies for 2000 as they affected Mr. Fleischer (the Company's Chief Executive Officer) and the Company's other executive officers, including the Named Executive Officers.

OVERVIEW OF EXECUTIVE COMPENSATION POLICY AND PHILOSOPHY

     The Company's compensation philosophy for executive officers is designed to support the Company's key compensation goals, which are to:

     *    Create value for the Company's shareholders;
     *    Align compensation with the Company's strategies;
     * Reward the achievement of strategies and financial goals using incentive compensation; and
     *    Provide a competitive program that will attract and retain top talent.

     To achieve these goals, the Committee believes that a significant portion of executive compensation should be earned through short-term and long-term incentives. For 2000, the executive officers' total compensation program is weighted about 25% on base salary and 75% on incentives.

     The Committee believes executive officer total compensation levels should be positioned between the 50th and 75th percentiles of larger high-performing REIT, real estate, and financial services organizations. With a significant weighting on incentives, the executive compensation program should allow for compensation in the upper quartile for superior financial and strategic results, and below-average pay for below-average financial and strategic results. Specific compensation for individual officers will vary from these levels as the result of other factors considered by the Committee. Those factors include, but are not limited to, the functions performed by the executive officer, individual performance and contributions, and strategy implementation. The factors are not weighted.

     The Committee has retained the services of independent compensation consultants to assist in the evaluation of the key elements of the Company's compensation program. The compensation consultants provide advice to the Committee with respect to competitive practices and the reasonableness of compensation paid to the executives of the Company. The Committee reviews surveys and other data supplied by the consultants in the course of their deliberations relating to compensation proposals. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in the NAREIT Equity Index in the Shareholder Return Performance Graph that compares stockholder returns. Some, but not all, of the companies included in the Shareholder Return Performance Graph are included in the compensation surveys. The Committee reviews the available competitive data, evaluates the particular needs of the Company, and evaluates each executive's performance to arrive at a decision regarding compensation programs.

     The key elements of the Company's executive compensation program consist of base salary, annual bonus, stock options and restricted stock awards. The Committee's policies with respect to each of these elements, including the basis for the compensation awarded to the CEO, are discussed below. The process used by the Committee in determining executive officer compensation levels for all of these components takes into account both qualitative and quantitative factors. These factors are not formally weighted. Among the factors considered by the Committee are the recommendations of the CEO with respect to the compensation of the Company's other key executive officers. However, the Committee makes the final compensation decisions concerning such officers.

     In making compensation decisions, the Committee considers competitive compensation practices of larger high-performing REIT, real estate, and financial services organizations. The Committee also reviews the Company's financial performance as compared to the Company's business plan and the performance of the REIT industry, particularly the net lease REIT business segment and other segments that have like-business structures. The Committee does not formally weight these factors in its decision making process. For 2000, the Committee noted the Company's significant strategic and financial accomplishments. During 2000, the Company positioned itself to attain a strategic advantage by:

     * Successfully executing approximately $500 million in whole loan sales through its alliance with Washington Mutual to provide a large and more stable funding source that decreases dependence on volatile capital markets and lowers loan warehousing risks;
     * Continuing emphasis on higher shareholder returns by focusing on mortgage origination, whole loan sales, securitization and servicing activities rather than sale-leasebacks;
     * Maintaining a conservative debt to total market capitalization below the average in the REIT industry;
     * Providing geographic, credit, concept and industry portfolio diversification to limit risk;
     *    Staggering debt maturities to limit debt refinancing risk;
     * Maintaining an active investment pipeline and completing approximately $900 million in total financings;
     * Preserving high underwriting standards resulting in a delinquency rate of less than 2%; and
     *    Maintaining a vacancy rate of less than 1%.

     Funds from operations ("FFO"), which generally includes net income, plus certain non-cash items (primarily depreciation and amortization) and excludes any gain on the sale of property or the securitization of mortgage loans, grew 9.6% over 1999 which approximated the 65th percentile for the net lease REIT sector and for REITs of like-business structures. Also, 2000 FFO growth was in the upper quartile for all equity REITs in the NAREIT Equity Index. In addition, 2000 total return to shareholders provided a return of approximately 6.3%, which outperformed the S&P 500 total returns of -9.1% and was approximately equal to the average of all companies in the net lease REIT sector and for REITs of like-business structures.

     The  Compensation  Committee  does not believe that  Internal  Revenue Code
Section 162(m), which denies a deduction for compensation payments in excess of one million dollars to the CEO or a Named Executive Officer unless certain performance, disclosure, and stockholder approval requirements are met, is likely to be applicable to the Company in the near future. The Committee will reconsider the implications of Section 162(m) if and when it appears that the section may become applicable. Stock option grants under the 1995 Stock Option and Incentive Plan are intended to qualify as "performance-based" compensation not subject to the Section 162(m) deduction limitation. The current plans qualify a portion of the executive officers' compensation for deductibility under applicable tax laws. The Committee's intention is to continually evaluate alternatives to ensure executive compensation is reasonable, performance-based, and consistent with the Company's overall compensation objectives. The Committee reserves the right to design programs that recognize a full range of performance criteria important to the Company's success, even where compensation payable under such programs may not be deductible.

SALARIES

     As of January 2000, base salaries for executive officers are determined according to the employment agreements which became effective as of January 1, 2000, and which are described under the section entitled "EXECUTIVE COMPENSATION
- Employment and Change-in-Control Arrangements" above. According to the three-year employment agreements, on January 1 of each year, base salaries will be increased by not less than 5%. The Committee may increase salaries by more than 5% if the average salary increase awarded to all Company employees exceeds 5% or the Committee determines a higher increase is warranted for one or more of the executive officers. Individual salary adjustments may vary based on the Committee's assessment of individual performance, review of competitive
compensation   survey  data  for  comparable   positions   provided  by  outside
consultants, and additional roles and responsibilities performed by the executives. As of January 1, 2001, the Committee increased the executive officer group's base salaries an average of 5% over 2000 salary levels.

ANNUAL BONUS

     All Company employees, including the Company's executive officers and CEO, are eligible for an annual cash bonus. The purpose of the incentive bonus is to supplement the pay of executive officers (and other key management personnel) so that overall total cash compensation (salary and bonus) is competitive and properly rewards them for their efforts in achieving certain FFO targets and other objectives of the Company.

     On an annual basis the Compensation Committee and the Board establishes targeted FFO per share levels ("Targeted FFO"), which funds a target bonus pool. To the extent the Targeted FFO is attained, the pool will be sufficient to pay the executive officers, as well as other key personnel, their target bonuses. Executive officers receive 50% of their annual base salary if Targeted FFO is achieved. To the extent the Targeted FFO is not achieved, then the target bonus pool is reduced accordingly. The bonus pool begins to be funded at the point FFO per Share reaches 95% of Targeted FFO. This minimum level is designed to assure a threshold return to the Company shareholders before a bonus pool is funded. If the minimum 95% of Targeted FFO is not achieved, no bonus pool is funded. There is no cap on the size of the pool and therefore bonuses in excess of the target may be earned if FFO exceeds the target level. The Board believes that a fixed compensation formula does not adequately reflect all aspects of the performance of the Company or of an individual officer. Therefore, the Committee uses a high degree of flexibility to make whatever changes it deems necessary in the size of the pool and to make such other changes it deems necessary to preserve the purpose and objectives of the incentive bonus arrangement. Individual awards are determined partly on the basis of FFO performance against the preset goal and partly on the Committee's and the CEO's subjective assessment of individual performance contributions. The CEO does not participate in or otherwise influence deliberations of the Committee relating to his own incentive award.

There is no predetermined weighting between FFO financial performance and individual performance to determine awards. The Committee subjectively assesses FFO performance as compared to other REITs, personal contributions, unit/department performance, acquisitions, achievement of special strategic objectives, leadership, teamwork, and operational successes. The Committee also considers competitive compensation levels for comparable positions within the industry, including both REITs and financial services companies. The Committee may determine to pay annual bonus awards in cash, restricted stock, or a combination of the two.

     The 2000 FFO actual results of 9.6% growth was slightly below the Company target set at the beginning of the year, but ranked at the 65th percentile of performance within the Company's REIT market segment. The Company's FFO growth was also at the 85th percentile of all equity REITs. In addition, the Company received a positive effect upon its financial condition as a result of the closing of its securitization transaction in 2000, executing the whole loan sale program to lower dependence on capital markets, and maintaining a debt to market capitalization well below the REIT industry average. On the basis of such performance, bonus awards to the individual executive officers for 2000 performance ranged between 70% and 90% of base salary and were paid in cash. The bonus awards were on average about 10% below bonuses paid for 1999 performance.

     The employment agreements for Messrs. Fleischer, Volk, Barravecchia, Ruben and Schmitz require the Company to determine future annual bonuses in a manner that would not be less favorable than, and substantially similar to, the methods and timing used to calculate and pay the bonuses for fiscal year 1999.

LONG-TERM INCENTIVE COMPENSATION AWARDS

     The 1995 Stock Option and Incentive Plan (the "Stock Option Plan") provides for grants of nonqualified stock options, incentive stock options, restricted stock, and performance awards. Grants under the Stock Option Plan are based on a number of factors evaluated by the Committee including:

     *    Company performance;
     * A compensation philosophy that prefers to leverage compensation through incentives;
     *    The executive officer's position in the Company;
     *    Individual performance and responsibilities;
     * Competitive long-term incentive practices for executives in similar positions within the REIT, real estate and financial services industries;
     * Total compensation levels of comparable executives at other companies within the REIT, real estate, and financial services industries; and
     * The number of outstanding and previously granted awards to an individual.

     In addition, the size, grant frequency, and type of long-term incentives may be made on the basis of tax consequences, accounting impact, and the number of shares available for issuance. The Committee does not formally weigh any of these factors.

     The Committee makes the final determination on stock option and restricted share grants to senior executive officers upon review of competitive survey data provided by compensation consultants and the factors listed above. Restricted stock grants are designed to increase senior management's stock ownership in the Company and to operate as an executive retention mechanism for the Company's key members of management who have led the Company to being recognized as the national leader in financing in the chain restaurant industry. The grants permit employees to purchase a specified number of restricted shares of the Company's common stock at $.01 per share. Although transfer of these shares is restricted until the shares vest, the restricted shares receive dividends in the same amount and manner as the Company's Shares of common stock. The 2000 restricted share grants vest ratably at 20% per year after one year from the date of grant. Stock options are granted at 100% of the current fair market value of the Company's common stock and will only be of value if the stock price increases over time. The purposes of the grants are to motivate executives to improve long-term stock price and dividend performance and encourage long-term dedication to the Company. The 2000 grants of options vest ratably at 20% per year after one year from the date of grant. If a change of control should occur (as defined by the employment agreements and the Plan), all outstanding options and restricted shares become fully vested.

CEO COMPENSATION AND EVALUATION

     The compensation for the CEO for 2000 was determined on the same general basis as discussed above for the executive officers. The CEO is evaluated on the basis of the Company's financial and non-financial achievements. These unweighted performance measures include FFO performance, total return to shareholders, portfolio stability and diversification, financing strategies, debt management, new investment activity, and underwriting standards. As stated earlier in the Overview of Executive Compensation Policy and Philosophy section, the Company's FFO growth significantly outperformed the net lease REIT sector and the equity REIT market, and the Company successfully implemented its critical financing and portfolio diversification strategies. In accordance with his Employment Agreement, Mr. Fleischer's base salary for 2000 represented a 5% increase over 1999. Also, in accordance with his Employment Agreement, he received a 5% base salary increase on January 1, 2001, which provides him with a base salary that approximates the 60th percentile of competitive practices. His total compensation also approximates the 60th percentile of competitive practices. Mr. Fleischer is eligible for a salary increase of not less than 5% on each subsequent January 1 during the Employment Agreement term. The Committee may increase Mr. Fleischer's salary by more than 5% if the average salary increase awarded to all Company employees exceeds 5% or the Committee determines a higher increase is warranted based on performance judged by quantitative and qualitative factors. These factors may include the Company's FFO performance, total return to shareholders, changes in competitive compensation practices, compensation philosophy, and implementation of the strategic business plan.

     Mr. Fleischer received a discretionary cash bonus for 2000 of $425,000, which represents approximately 80% of his 2000 base salary. This award is consistent with the Company's performance accomplishments in 2000 and its compensation philosophy to provide pay in alignment with financial and strategic results. In 1999, Mr. Fleischer's bonus was $500,000. The Committee placed a heavy weighting on the FFO growth achievements compared to the net lease REIT sector, although no specific weighting was designated. The Committee also subjectively considered the successful execution of the whole loan sale program, the securitization used to stabilize financing, and superior debt management. The Committee also considered competitive bonus award practices and the CEO's ability to develop teamwork among senior executives of the Company. Mr. Fleischer's Employment Agreement requires the Company to determine future annual bonuses in a manner that would not be less favorable than and substantially similar to the methods and timing used to calculate and pay the bonuses for fiscal year 1999.

     The Compensation Committee made grants of stock options and restricted stock to Mr. Fleischer for 2000 performance on the basis of Company performance, individual performance, the compensation philosophy that emphasizes incentives, and competitive practices for executives in similar positions within the REIT, real estate and financial services industries. The Committee awarded Mr. Fleischer 162,402 stock options and 35,598 sares of restricted stock in January 2001 based in part on 2000 performance. These grants are intended to recognize Mr. Fleischer for actual performance during 2000, to encourage his continued employment with the Company, and provide incentives and rewards for improving stock price and dividends in the long-term. Mr. Fleischer's compensation in 2000 was based 23% on salary and 77% in incentives tied directly to shareholder value creation. Mr. Fleischer does not participate in the Company's 401(k) plan and therefore does not receive matching contributions under the plan.

                                        Compensation Committee:

                                        Kenneth B. Roath, Chairman
                                        Kelvin L. Davis
                                        Louis P. Neeb
                                        Kathleen H. Lucier

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The graph and table below compare the cumulative total shareholder returns (assuming reinvestment of dividends before consideration of income taxes) of the Company's Shares, the Russell 2000 Index and the NAREIT Equity Index. The graph assumes $100 invested on December 31, 1995 in the Company's Shares and each of the indices, including the reinvestment of dividends. The stock price performance data shown on the graph below are not necessarily indicative of future price performance.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                AMONG FRANCHISE FINANCE CORPORATION OF AMERICA,
               THE RUSSELL 2000 INDEX AND THE NAREIT EQUITY INDEX

                                    (GRAPH)

 Measurement Period
(Fiscal Year Covered)       FFCA      Nareit Equity Index     Russell 2000 Index
---------------------       ----      -------------------     ------------------
      12/31/95             100.00            100.00                 100.00
      12/31/96             132.06            135.27                 116.49
      12/31/97             138.51            162.67                 142.55
      12/31/98             132.27            134.20                 138.92
      12/31/99             143.87            128.00                 168.45
      12/31/00             153.66            161.74                 163.36

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES EXCHANGE ACT OF 1934, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, BY REFERENCE, IN WHOLE OR IN PART, THE PREVIOUS REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH AND TABLE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                                 PROPOSAL NO. 2
                           AMENDMENT TO THE COMPANY'S
                      1995 STOCK OPTION AND INCENTIVE PLAN

     At a meeting held on January 26, 2001, the Board unanimously approved a resolution to amend the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") to increase the number of shares of the Company's common stock reserved for issuance under the Stock Option Plan by 1,500,000 shares, from 4,518,804 shares to 6,018,804 shares, subject to approval by the Company's shareholders at the Meeting. The number of the Company's outstanding shares of common stock has increased approximately 39% since the Stock Option Plan was originally adopted. The amendment is being recommended because the Board believes an additional number of shares of common stock reserved for issuance under the Stock Option Plan is needed to permit the Company to continue providing the Company's directors, executive officers, key employees and other persons associated with the Company with adequate incentives and performance-based compensation. The approval of the amendment to the Stock Option Plan requires the affirmative vote of a majority of the votes cast at the Meeting.

     The following paragraphs summarize the principal features of the Stock Option Plan. The summary is subject, in all respects, to the terms of the Stock Option Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Stock Option Plan to each person to whom this proxy statement is delivered. Requests should be directed to Dennis L. Ruben, Executive Vice President, General Counsel and Secretary of the Company at 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402.

AWARDS UNDER THE PLAN

     TERMS AND CONDITIONS OF OPTIONS; PAYMENT. Incentive stock options granted under the Stock Option Plan are exercisable for a period of not more than ten
(10) years from the date of the grant. Any non-qualified options granted under the Stock Option Plan are exercisable at such times, in such amounts and during such periods as the Compensation Committee determines at the date of the grant. If the optionee exercises the option, payment may be made either in cash, certified check or other immediately available funds, with previously issued Shares (valued as of the date of the option exercise), a combination of cash, certified check or other immediately available funds and Shares or any other consideration permitted under applicable law. The Compensation Committee may allow a delay in payment up to thirty days from the date the option is exercised; however, the company will not issue stock certificates until it has received full payment for the Shares.

     OPTION PRICE. The purchase price of each Share issued pursuant to the exercise of an incentive stock option granted under the Stock Option Plan may not be less than 100% of the fair market value per Share on the date of the grant, as calculated pursuant to the Stock Option Plan. For purposes of the Stock Option Plan, the fair market value of a Share on the date of grant is the average of the daily market price for the ten consecutive trading days immediately preceding the grant date. The purchase price of each Share issued pursuant to the exercise of a non-qualified stock option granted under the Stock Option Plan shall be determined by the Compensation Committee.

     TRANSFERABILITY. Options granted under the Stock Option Plan may not be transferred by the optionee except by will or by the laws of descent and distribution, and any option granted under the Stock Option Plan shall be exercisable, during the lifetime of the holder, only by such holder.

     ADJUSTMENTS; MERGERS AND CONSOLIDATIONS. The Stock Option Plan provides that in the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, combination of Shares, exchange of Shares, or other like change in capital structure of the company, an adjustment will be made to each outstanding option or performance awards granted under the Stock Option Plan such that each such option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such option had the option been exercised in full immediately prior to such change.

     VESTING. The period during which the right to exercise an option in whole or in part vests shall be set by the Compensation Committee. Generally, no portion of an option which is unexercisable at termination of employment shall thereafter become exercisable. While an option is generally only exercisable by the optionee while he or she is an employee, the Compensation Committee may allow exercise subsequent to an optionee's termination of employment, subject to certain additional limitations.

     ACCELERATION OF VESTING PROVISIONS. The Stock Option Plan authorizes the Compensation Committee to accelerate the vesting of an outstanding option upon written notice to the option holder. An acceleration of the vesting period in accordance with such authority would not affect the expiration date of the option.

     REDUCTION OF VESTING PERIOD. The Stock Option Plan provides that outstanding options or performance awards will become immediately exercisable in the event of a change of control of the Company. For purposes of the Stock Option Plan, unless otherwise defined in any applicable agreement, a change in control would generally be deemed to have occurred when (a) any person becomes the beneficial owner of 80% or more of the total number of Shares then outstanding; (b) the Board or shareholders approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities, the result of which would be the occurrence of an event described in clause (a) above; or (c) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing.

     CANCELLATION  AND  REGRANT OF  OPTIONS.  The Stock  Option  Plan allows the
Compensation Committee to modify, extend or renew outstanding options granted under the Stock Option Plan, or accept the surrender of options outstanding under the Stock Option Plan (to the extent not theretofore exercised), and authorize the granting of a like number of new options under the Stock Option Plan in substitution of the original options, regardless of whether the vesting schedules or exercise prices are the same or different from the original options being surrendered. The grant of new options would be subject to the terms and conditions of and within the limitations of the Stock Option Plan, and any modification that would alter or impair any rights or obligations of the option holder under an option would be prohibited in the absence of such holder's consent.

     AMENDMENTS. The Board may from time to time, insofar as permitted by law, revise or amend the Stock Option Plan in any way, except that no amendments may be made without the approval of the shareholders if such amendments (1) increase the maximum number of Shares which may be issued under the Stock Option Plan (except as otherwise provided therein), (2) change the manner of determining the exercise price, (3) extend the maximum period during which options may be granted or exercised, (4) materially modify the eligibility requirements for participation in the Stock Option Plan, or (5) materially increase the benefits accruing to participants under the Stock Option Plan.

     NON-QUALIFIED STOCK OPTIONS. The Compensation Committee may grant non-qualified stock options to employee directors, officers, employees and other persons associated with the Company and such options may provide for the right to purchase Shares at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. Non-qualified stock options may be granted to employee directors, officers and employees and other persons associated with the Company for any reasonable term.

     In addition, the Stock Option Plan provides that each non-employee director of the Company will automatically receive non-qualified stock options to purchase 6,000 Shares. The exercise price of the options will equal the fair market value of the Company's common stock on the date of grant.

     INCENTIVE STOCK OPTIONS. Incentive stock options will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including a requirement that exercise prices are equal to at least
100% of fair market value of the Shares on the grant date and a ten-year restriction on the option term, but may be subsequently modified to disqualify them from treatment as incentive stock options. To the extent the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year under the Stock Option Plan exceeds $100,000, such option shall be treated as non-qualified options to the extent required by the Code.

     RESTRICTED STOCK. Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Typically, restricted stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     PERFORMANCE AWARDS. The value of performance awards may be limited to the market value, book value or other measure of the Company's common stock or other specific performance criteria deemed appropriate by the Compensation Committee. In making such determinations, the Compensation Committee considers, among other factors it deems relevant, the contributions, responsibilities and other compensation of the key employee, or person associated with the Company, at issue. The manner of exercise, payment of consideration and term of the performance awards are generally the same as those applying to stock options granted under the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Under current federal income tax laws, neither the grant nor the exercise of an option that qualifies for treatment as an incentive stock option will result in the recognition of income by the optionee. To qualify for the foregoing treatment, the optionee must hold shares acquired through the exercise of an incentive stock option for at least two years from the date of the grant of the option and at least one year from the date of its exercise. If an optionee satisfies the holding period requirements, the sale of the shares acquired through the exercise of the incentive stock option will result in long-term capital gain (or loss) to the optionee. If an optionee does not satisfy the holding period requirements, the optionee will recognize, at the time of the disposition of the shares, ordinary income equal to the amount by which the lesser of (1) the fair market value of the shares on the date of the exercise and (2) the amount received on the disqualifying sale exceeds the exercise price of the incentive stock option. Any gain realized in excess of such ordinary income will be either long-term or short-term capital gain depending on the optionee's holding period for the shares.

     As a general matter, no deduction is permitted to the optionor as a result of the grant or exercise of an incentive option. However, in the event an optionee recognizes ordinary income for federal tax purposes in connection with the disposition of shares acquired through exercise of an incentive stock option under the circumstances discussed above, the Company will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

     A grantee of a non-qualified stock option will not recognize taxable income and the Company will not receive a deduction upon the grant of such option. Upon an optionee's exercise of a non-qualified stock option: (1) the optionee will receive ordinary income in an amount equal to the difference between the fair market value on the exercise date and the exercise price of the shares; and (2) if certain conditions are satisfied, the Company will be entitled to a tax deduction in an amount equal to the amount of income realized by the optionee. Following exercise, the optionee will realize gain or loss at disposition in an amount equal to the difference between the disposition price and the basis of the shares.

     The federal tax law is subject to changes in the Code and the regulations promulgated by the Internal Revenue Service, and in court and administrative interpretation.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2

                                 PROPOSAL NO. 3
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board, upon the recommendation of the Audit Committee, has selected Arthur Andersen LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2001. The shareholders of the Company are being asked to ratify this selection at the Meeting. Arthur Andersen LLP has served as the Company's independent auditors since the Company's inception. Representatives of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. Whether the proposal is approved or defeated, the Board may reconsider its selection.

     FISCAL 2000 AUDIT FIRM FEE SUMMARY

     During fiscal 2000, the Company retained its principal auditor, Arthur Andersen LLP, to provide services in the categories and amounts described below. The Audit Committee of the Company's Board of Directors considered whether the provision of the non-audit fees described below is compatible with maintaining the auditor's independence from management and the Company.

     AUDIT FEES. Arthur Andersen LLP billed the Company an aggregate of $196,650 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Arthur Andersen LLP did not bill the Company any fees for professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000 in connection with the design and implementation of financial information systems.

     ALL OTHER FEES. Arthur Andersen LLP billed the Company an aggregate of $259,730 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000, primarily related to tax consulting and compliance.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth information as of March 1, 2001, regarding beneficial ownership of Shares by (1) each director of the Company, (2) the CEO and each of the Named Executive Officers, (3) all directors and executive officers of the Company as a group, and (4) all persons known to the Company to be the beneficial owner of 5% or more of the outstanding Shares of the Company. Unless otherwise noted in the footnotes following the table, the persons as to whom information is given have sole voting and investment power over the Shares beneficially owned.

                                                       Aggregate          Shares        Total Number
                                                   Number of Shares     Acquirable       of Shares
                                                     Beneficially        Within 60      Beneficially       Percent
    Name                                               Owned(1)           Days(2)       Owned(2)(3)       of Class
    ----                                               --------           -------       -----------       --------
Morton H. Fleischer ............................     1,078,355(4)         428,373        1,506,728          2.7%
Willie R. Barnes ...............................         2,148             19,631           21,779            *
Kelvin L. Davis ................................           300             11,335           11,635            *
Kathleen H. Lucier .............................         2,468              6,000            8,468            *
Dennis E. Mitchem ..............................         6,889             16,704           23,593            *
Louis P. Neeb ..................................        19,220             19,631           38,851            *
Kenneth B. Roath ...............................         8,656             19,631           28,287            *
Casey J. Sylla .................................        12,602             19,631           32,233(5)         *
Shelby Yastrow .................................        14,583             11,335           25,918            *
Christopher H. Volk ............................        78,071            336,408          414,479            *
John Barravecchia ..............................        55,959            261,066          317,025            *
Dennis L. Ruben ................................        45,843            211,066          256,909            *
Stephen G. Schmitz .............................        35,006            263,200          298,206            *
Colony SB, LLC
  1999 Avenue of the Stars, Suite 1200
  Los Angeles, California 90067 ................     3,795,913          1,476,908        5,272,821(6)       9.2%
Directors and executive officers as a
 group (14 persons).............................     1,366,163          1,706,427        3,072,590          5.3%

----------
*    Less than one percent
(1) Share amount and percentage figures are rounded to the nearest whole number.
(2) All Shares not outstanding but which may be acquired by such shareholder within 60 days by the exercise of any stock option or any other right, are deemed to be outstanding for the purposes of calculating beneficial ownership and computing the percentage of the class beneficially owned by such shareholder, but not by any other shareholder. The foregoing Share amounts include Shares which may be acquired pursuant to stock options and warrants exercisable within 60 days of March 1, 2001.
(3) Does not include Shares awarded to employees as the matching portion of the Company's 401(k) plan.
(4) Includes an aggregate of 10,000 Shares held by Donna H. Fleischer, the wife of Mr. Fleischer.
(5) Includes an aggregate of 1,200 Shares held by Dolores Sylla, the wife of Mr. Sylla.
(6) These Shares consist of 3,795,913 Shares currently owned by Colony SB LLC ("Colony"), and 1,476,908 Shares which Colony has the right to acquire pursuant to an immediately exercisable warrant agreement dated March 13, 1998. Based upon a Schedule 13D, dated March 23, 1998, and information provided to the Company by Colony, these Shares are also deemed to be beneficially owned by Colony GP III, Inc., Colony Capital III, L.P., Colony Investors III, L.P. and Thomas J. Barrack, Jr. The address of these beneficial owners is 1999 Avenue of the Stars, Suite 1200, Los Angeles, California 90067. As the sole shareholder of Colony GP III, Inc., Mr. Barrack is deemed to have the power to vote and dispose of, or to direct the vote or disposition of, Colony's Shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     ADMINISTRATIVE SERVICES AGREEMENT. The Company has entered into an administrative services agreement (the "Administrative Agreement") with the following entities: FFCA Management Company Limited Partnership, Perimeter Center Management Company and FFCA Funding Corporation ("FFCA Funding," and collectively, the "Companies"). The first two Companies are affiliates of the Company primarily due to Mr. Fleischer's individual ownership interest or interest as an individual general partner of such entities. FFCA Funding is a wholly owned subsidiary of the Company.

     The Administrative Agreement appoints the Company as administrator of the Companies. As administrator, the Company supervises all administrative aspects of the operations of such Companies, except for FFCA Funding, which is self managed. The Company charges for all personnel expenses directly attributable to the individual company and allocates overhead to the Companies pursuant to a predetermined formula, as determined in the Company's reasonable discretion. The Company may also add a profit percentage not to exceed 20% of the sum of the total expenses charged to each individual entity. During 2000, FFCA Management Company Limited Partnership and Perimeter Center Management Company paid approximately $105,000 to the Company pursuant to the Administrative Agreement.

     MORTGAGE PAYABLE TO AFFILIATE. In 1988, the Company purchased land from Scottsdale Land Trust Limited Partnership ("SLT") for the construction of the Company's headquarters (collectively with the land, the "FFCA Premises"). The purchase of the land for and construction of the FFCA Premises were financed through a mortgage loan provided to the Company by SLT. The mortgage loan on the FFCA Premises had a principal balance of $8.5 million and was paid in full on May 1, 2000. The loan agreement also provided for the potential payment of additional interest at maturity. FFCA paid $1.13 million in additional interest to SLT under the loan agreement. SLT's general partner was FFCA Management Company Limited Partnership. Morton H. Fleischer, the Company's Chairman of the Board and Chief Executive Officer, serves as a general partner of FFCA Management Company Limited Partnership.

     PURCHASE OF LAND FROM AFFILIATE. The Company entered into a contract with SLT to purchase a parcel of land (3.6 acres) from SLT for approximately $1.9 million. The land parcel is located adjacent to the Company's current corporate headquarters site and may be used for the future expansion of the Company's corporate headquarters. The purchase of the parcel was completed on September 22, 2000.

     FFCA FUNDING CORPORATION. On January 4, 2000, FFCA Funding was organized to originate and sell mortgage loans to Washington Mutual under the Master Loan Purchase Agreement between Washington Mutual and FFCA Acquisition Corporation ("FFCA Acquisition"), a wholly owned subsidiary of the Company, that was assigned by FFCA Acquisition to FFCA Funding. In connection with the organization of FFCA Funding, the Company's CEO and Named Executive Officers each purchased 20% (20 shares each) of the common stock of FFCA Funding, which together represented 100% (100 shares) of the outstanding common stock of FFCA Funding and represented a 1% equity interest in FFCA Funding. The collective purchase price for the common stock was $975,000. The CEO and Named Executive Officers each paid $10,000 of the purchase price in cash and each executed a full-recourse promissory note in favor of FFCA Funding for $185,000. Also in connection with the organization of FFCA Funding, the Company received 10 shares of FFCA Funding's preferred stock, which represented 99% of the equity interest in FFCA Funding, in exchange for the transfer of the Company's office building, various office equipment and the transfer and/or license of some of the Company's assets associated with its mortgage loan origination business.

     On January 2, 2001, the Company purchased all 100 shares of outstanding common stock of FFCA Funding from the CEO and Named Executive Officers for a total purchase price of $1,057,245. In January 2001, the CEO and Named Executive Officers each repaid the promissory notes in favor of FFCA Funding, together with accrued interest, collectively totaling $1,007,555.

     RELATED EMPLOYMENT. Jeffrey Fleischer, son of Morton H. Fleischer, serves as a Vice President of the Company. In 2000, Jeffrey Fleischer received total cash compensation in the amount of $278,692 from the Company. Shelby Yastrow, a current director and director nominee of the Company, is "of-counsel" to the law firm of Sonnenschein, Nath & Rosenthal. Sonnenschein provided legal services to the Company in 2000, which services resulted in fees being paid to Sonnenschein in an amount less than 1% of Sonnenschein's total gross revenues for 2000.

                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the
Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this proxy statement and the enclosed form of Proxy and Notice of Annual Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this proxy statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. The Company may pay additional amounts if other supplementary solicitations are made.

                                  ANNUAL REPORT

     The Company has mailed the Company's Annual Report for the 2000 fiscal year to shareholders along with this proxy statement. THE COMPANY WILL, UPON WRITTEN REQUEST AND WITHOUT CHARGE, PROVIDE TO ANY PERSON SOLICITED HEREUNDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Requests should be addressed to Ronald
E. Davis, Vice President of Corporate Communications of the Company, 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Shareholders are entitled to present proposals for action at shareholders' meetings if they comply with the requirements of the SEC's proxy rules, Maryland law and the Company's charter and bylaws. In connection with this year's Meeting, no shareholder proposals were presented. Any proposals intended to be presented at the Company's Annual Meeting of Shareholders to be held in the year 2002 must be received at the Company's offices on or before December 1, 2001, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

     The accompanying proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Meeting. If a shareholder intends to submit a proposal at the Company's 2002 Annual Meeting of Shareholders, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the shareholder's notice of the proposal must be received by the Company between December 1, 2001 and December 31, 2001. If a shareholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at the 2002 Annual Meeting of Shareholders.

     Proposals should be sent to Dennis L. Ruben, Executive Vice President, General Counsel and Secretary of the Company, at 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402.

                                  OTHER MATTERS

     The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Annual Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this proxy statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.


                                        By Order of the Board of Directors

                                        /s/ Dennis L. Ruben

Scottsdale, Arizona                     Dennis L. Ruben,
March 31, 2001                          SECRETARY

                                   APPENDIX A

                                    FFCA LOGO

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                    FRANCHISE FINANCE CORPORATION OF AMERICA

                                     CHARTER

I. PURPOSE

     1. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by Franchise Finance Corporation of America ("FFCA") to any governmental body or the public; FFCA's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established; and FFCA's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, FFCA's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

          (a) Serve as an independent and objective party to monitor the integrity of FFCA's financial reporting process and systems of internal control regarding finance, accounting, and legal compliance.

          (b) Review and appraise the audit efforts of FFCA's independent accountants.

          (c) Provide an open avenue of communication among the independent accountants, financial and senior management departments and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II. COMPOSITION AND MEETINGS

     1. Audit Committee members shall meet the requirements of the New York Stock Exchange, Inc. ("NYSE"). All members of the Audit Committee shall be financially literate, as such qualification is interpreted by FFCA's Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and at least one member of the Audit Committee shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

     2. The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, all of whom have no relationship to FFCA that, in the opinion of the Board of Directors, may interfere with the exercise of their independence from management and FFCA.

     3. The members of the Audit Committee shall be elected by the Board of Directors at its annual organizational meeting to hold office until the next annual organizational meeting or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

     In addition, the following restrictions shall apply to every Audit Committee member:

          (a) Employees. A director who is an employee (including non-employee executive officers) of FFCA or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of FFCA, the director could serve on the Audit Committee after three years following the termination of the relationship between FFCA and the former parent or predecessor.

          (b) Business Relationship. A director (i) who is a partner, controlling shareholder or executive officer of an organization that has a business relationship with FFCA, or (ii) who has a direct business relationship with FFCA (e.g., a consultant) may serve on the Audit Committee only if the Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to FFCA, to the director, and, if applicable, to the organization with which the director is affiliated.

     For purposes of this paragraph, "business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with FFCA, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the Audit Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (i) the relationship between the organization with which the director is affiliated and FFCA, (ii) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (iii) the direct business relationship between the director and FFCA.

          (c) Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of FFCA's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

          (d) Immediate Family. A director who is an immediate family member of an individual who is an executive officer of FFCA or any of its affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship. For purposes of this paragraph, "immediate family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than employees) who share such person's home.

     Notwithstanding the requirements of subparagraphs (a) and (d), one director who is no longer an employee or who is an immediate family member of a former executive officer of FFCA or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed under exceptional and limited circumstances, to the Audit Committee if the Board of Directors determines in its business judgment that membership on the committee by the individual is required by the best interest of FFCA and its shareholders, and FFCA discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

     4. The Audit Committee shall meet at least four times a year, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee, or at least its Chair or the Chair's designee, should meet with the independent accountants and management quarterly to review FFCA's financials consistent with III.1.(d) below.

III. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

     1. DOCUMENTS/REPORTS REVIEW

          (a) Review and update this Charter periodically, at least annually, as conditions dictate. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange ("SEC") regulations.

          (b) Review FFCA's annual financial statements prior to filing or distribution. Review should include discussion with management and independent accountants of significant issues regarding accounting principles, practices and judgments.

          (c) Review with financial management and the independent accountants FFCA's quarterly financial results prior to the release of the earnings and FFCA's quarterly financial statements prior to filing or distribution. Discuss any significant changes to FFCA's accounting principles and any items required to be communicated by the independent accountants in accordance with Statements on Auditing Standards 61. The Chair or the Chair's designee of the Audit Committee may represent the entire committee for purposes of this review.

          (d) Report to the Board of Directors following the meetings of the Audit Committee.

     2. INDEPENDENT ACCOUNTANTS

          (a) Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. The independent accountants are ultimately accountable to the Board of Directors and Audit Committee of FFCA; the Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed) for shareholder approval in any proxy statement.

          (b) Require that the independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent accountants and FFCA. The Audit Committee will actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and recommend that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of the accountants' independence. The Audit Committee will also consider results of the independent accountants' last peer review, litigation status and disciplinary actions, if any.

          (c) Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

          (d) Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of FFCA's financial statements.

          (e) Review with financial management and the independent accountants their qualitative judgments about the appropriateness, not just the acceptability of accounting principles and financial disclosure practices used or proposed to be adopted by FFCA and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

          (f) Meet with independent accountants and financial management of FFCA to review the scope of the proposed external audit. The scope shall include a requirement that the independent accountants inform the Audit Committee of any significant changes in the original audit plan and that the independent accountants conduct SAS 71 Interim Financial Reviews.

          (g) Prior to releasing year-end earnings, discuss the results of the audit with the independent accountants, including matters required to be communicated to Audit Committees in accordance with SAS 61. Review with management and the independent accountants any significant findings and recommendations of the independent accountants together with management's response thereto.

     3. FINANCIAL REPORTING PROCESSES

                  (a) In consultation with the independent accountants and the internal accountants, review the integrity of FFCA's financial reporting processes, both internal and external.

                  (b) Consider the independent accountants' judgments about the quality and appropriateness of FFCA's accounting principles as applied in its financial reporting.

                  (c) Consider and approve, if appropriate, major changes to FFCA's auditing and accounting principles and practices as suggested by the independent accountants, management or FFCA's internal audit staff.

     4. PROCESS IMPROVEMENT

          (a) Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

          (b) Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          (c) Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

          (d) Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as of time decided by the Audit Committee).

     5. ETHICAL AND LEGAL COMPLIANCE

          (a) Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

          (b) Review management's monitoring of FFCA's compliance with FFCA's Compliance Guidelines and Procedures and ensure that management has the proper review system in place to ensure that FFCA's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

          (c) Review, with FFCA's counsel, legal compliance matters including corporate securities trading policies.

          (d) Review, with FFCA's counsel, any legal matter that could have a significant impact on FFCA's financial statements.

          (e) Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigations.

          (f) Perform any other activities consistent with this Charter, FFCA's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

     6. OTHER AUDIT COMMITTEE RESPONSIBILITIES

          (a) Audit Committee Report.

     The Audit Committee will prepare its Audit Committee Report for inclusion in FFCA's annual proxy statement, commencing with the Proxy Statement or Information Statement relating to votes of shareholders occurring after December 15, 2000. In this report the Audit Committee shall state whether:

               (1) The Audit Committee has reviewed and discussed the audit financial statements with management;

               (2) The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented;

               (3) The Audit Committee has received the written disclosures and the letter from the independent accountants (independent discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

               (4) Based on the review and  discussions  referred to in subitems
(1) through (3) of this item, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in FFCA's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

     The name of each member of FFCA's Audit Committee must appear below the disclosure required by this paragraph.

          (b) The Audit Committee shall provide the NYSE with a written affirmation with respect to any subsequent changes to the composition of the Audit Committee, and otherwise on an annual basis, the Audit Committee shall provide the NYSE written confirmation regarding:

               (1) any determination that FFCA's Board of Directors has made regarding the independence of directors pursuant to subparagraph 3 of Paragraph II above;

               (2) the financial literacy of the Audit Committee members;

               (3) the determination that at least one of the Audit Committee members has accounting or related financial management expertise; and

               (4) the annual review and reassessment of the adequacy of the Audit Committee charter.

          (c) The Audit Committee shall be the forum for review and oversight of potential conflict of interest, interested party and related party situations.

               (1) Any transaction between FFCA and a director or officer, except compensation arrangements, and any transaction between FFCA and any other corporation, partnership, association or other organization in which such director or officer has a financial interest shall be reviewed and approved by the Audit Committee.

               (2) Any other transaction which directly or indirectly affects FFCA and which gives the appearance of potential conflicts of interest shall be reviewed and approved by the Audit Committee.


                                        Adopted by the Board of Directors
                                        on May 10, 2000.
                                        Scottsdale, Arizona

                          PROXY/VOTING INSTRUCTION CARD

                    FRANCHISE FINANCE CORPORATION OF AMERICA
           c/o ADP, Investor Communication Services, 51 Mercedes Way,
                            Edgewood, New York 11717


                        ANNUAL MEETING DATE: MAY 9, 2001
      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned shareholder of Franchise Finance Corporation of America (the "Company"), a Maryland corporation, hereby constitutes and appoints John Barravecchia and Dennis L. Ruben, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $.01 par value common stock held of record by the undersigned on March 14, 2001, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at The Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona on Wednesday, May 9, 2001 at 10:00 a.m. local time, and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL LISTED NOMINEES TO THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

Please mark boxes [X] in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1.   Election of Directors.


     [ ] FOR ALL NOMINEES LISTED BELOW         [ ] WITHHOLD AUTHORITY
         (except as marked to the              to vote all nominees listed below
         contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


--------------------------------------------------------------------------------

Morton H. Fleischer, Willie R. Barnes, Kelvin L. Davis, Kathleen H. Lucier, Dennis E. Mitchem, Louis P. Neeb, Kenneth B. Roath, Casey J. Sylla, Christopher
H. Volk and Shelby Yastrow

2. Proposal to amend the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") to increase the number of shares of the Company's common stock reserved for issuance under the Stock Option Plan by 1,500,000 shares, from 4,518,804 to 6,018,804 shares.

     [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

4.   In the  discretion of such proxy  holders,  upon such other business as may
     properly  come  before  the  Meeting  or  any  and  all   postponements  or
     adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated March 31, 2001 and the Proxy Statement furnished therewith.


                                        Dated _____________________________,2001


                                        ________________________________________
                                        Authorized Signature


                                        ________________________________________
                                        Title


                                        ________________________________________
                                        Authorized Signature


                                        ________________________________________
                                        Title


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

TO SAVE THE COMPANY ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

NON-VOTING INSTRUCTIONS

     [ ] ANNUAL MEETING. Please check here to indicate that you plan to attend the Annual Meeting of Shareholders on May 9, 2001.